SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     August 20, 1999


LEHMAN ABS CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                   333-39649         13-3447441
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                       10022
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-7000
Item 5. Other Events

     On August 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated August 20, 1999.
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.

     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                  Date:
                  Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item Exhibit No.

   1.    Monthly Distribution Report Dated  August 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  20-Aug-99

DISTRIBUTION SUMMARY
                              Pass
     Beginning                Through                Remaining
ClassBalance      Principal   Rate       Interest    Balance
A    140241417.96  6326031.89    5.39000%  650914.96  133915386.07
M-1   27136000.00        0.00    5.66000%  132257.85   27136000.00
M-2   21106000.00        0.00    5.87000%  106684.97   21106000.00
B     18090000.00        0.00    6.48000%  100942.20   18090000.00
C *    1502345.00        0.00    4.34475%  704169.83    1502345.00
R            0.00        0.00    0.00000%       0.00          0.00
TOTAL208075762.96  6326031.89             1694969.81  201749731.07

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                    208075762.96

AMOUNTS PER $1,000 UNIT

                  Beginning                          Remaining
ClassCusip        Balance     Principal  Interest    Balance
A    92928XAA1      600.17383  27.072735    2.785640    573.101092
M-1  92928XAB9     1000.00000   0.000000    4.873889   1000.000000
M-2  92928XAC7     1000.00000   0.000000    5.054722   1000.000000
B    92928XAD5     1000.00000   0.000000    5.580000   1000.000000
C                  1000.00000   0.000000  468.713797   1000.000000









PRINCIPAL DISTRIBUTION BREAKDOWN
     Monthly                             Overcollateralization
     Principal                           Increase
ClassReceived     Prepayments Liquidation(Reduction)         Total
A        78100.89  6139869.42       0.00   108061.58    6326031.89
M-1          0.00        0.00       0.00        0.00          0.00
M-2          0.00        0.00       0.00        0.00          0.00
B            0.00        0.00       0.00        0.00          0.00

                                         LIBOR:           5.180000%


SEC. 5.03  (i)    Available Funds                       8022372.87
SEC. 5.03  (i) and (ii)                              See Page 1

SEC. 5.03  (iii), (vi), (vii)

     Aggregate Amount of Principal Collected            6217970.31
     Aggregate Amount of Interest Collected             1804402.56

SEC. 5.03  (iv)
     Number of loans subject to
     Principal Prepayments                                      61
     The Principal Balances of loans subject
     to Principal Prepayments                           6215716.48

SEC. 5.03  (v)
     The Amount of Curtailments received                  18889.36
     during the Due Period

SEC. 5.03  (viii)
     The Amount required to be paid by the seller pursuant
     to Sections 2.02, 2.04, or 2.06 Repurchases              0.00

SEC. 5.03  (ix)
     Monthly Advances                                         0.00
     Compensating Interest                           included above

SEC. 5.03  (x)
     Principal Distibution Amount on                 See Page 1
     each Class of Certificates
     Interest Distibution Amount on                  See Page 1
     each Class of Certificates

SEC. 5.03  (xi)
     Class Interest Carryover Shortfall

     Class A             0.00
     Class M-1           0.00
     Class M-2           0.00
     Class B             0.00
     Class C      13036134.50

SEC. 5.03  (xii)
     Amount Distributed to Class R-1                          0.00
     Amount Distributed to Class R-2                          0.00

SEC. 5.03  (xiii)








     Aggregate Class Balance after
     giving affect to distributions                  See Page 1

SEC. 5.03  (xiv)
     Weighted Average Remaining Term to Maturity
     of the Mortgage Loans                                  342.38
     Weighted Average Coupon Rate
     of the Mortgage Loans                                10.38200%

SEC. 5.03  (xv)   Servicing Fee                           91411.36

SEC. 5.03  (xvi)  Payments or Reimbursements to the
                   Servicer pursuant to section 3.03          0.00

SEC. 5.03 (xvii)
     Overcollateralization Amount as of
     beginning of period                               12705788.12
     Overcollateralization Release Amount                     0.00
     Overcollateralization Deficiency Amount             108061.58
     Monthly Excess Interest Amount                      812231.41

SEC. 5.03 (xix)
     Number of Mortgage Loans outstanding
     at the beginning of the Period                           2313

     Number of Mortgage Loans outstanding
     at the end of the Period                                 2252

SEC. 5.03 (xx)    Pool Principal Balance
                   (Beginning of Due Period)          219387267.66
                   Pool Principal Balance
                   (End of Due Period)                213061235.77

SEC. 5.03 (xxi)   Delinquency Information
                                 Count     Balance
           30-59 Days                 36  2907832.13
           60-89 Days                  4   242429.21
           90+ Days                    2   406120.75
           * Excludes Bankruptcies, Foreclosures, and REOs.

                                            Number      Balance
           Loans in Foreclosure (LIF):           314   27731134.21
           Newly Commenced LIF:                   61    5110809.19
           Loans in Bankruptcy                   126   10169006.13
           REO's                                 113    9468467.50

SEC. 5.03 (xxii)
     Unpaid principal amount of mortgage loans that
      became Liquidated Mortgage Loans                   682866.50

SEC. 5.03 (xxiii)
     Net Liquidation Proceeds during Due Period          574804.92

SEC. 5.03 (xxv)   Trigger Event occurrence           YES

SEC. 5.03 (xxvii) Net Funds Cap Carryover Amount

                  Net Funds Cap          Amount paid from








                  Carryover Amount       Reserve Account
     Class A             0.00                   0.00
     Class M-1           0.00                   0.00
     Class M-2           0.00                   0.00
     Class B             0.00                   0.00
     Total               0.00                   0.00

SEC. 5.03 (xxvii) Net Funds Cap Carryover Reserve Account

Beginning Balance                                         10666.72
plus Investment earnings                                     43.06
plus deposit Net Funds Carryover Amount                       0.00
Total Reserve Account balance before withdrawals          10709.78

Less Withdrawals:
Class A Net Funds Cap Carryover Amount                        0.00
Class M-1 Net Funds Cap Carryover Amount                      0.00
Class M-2 Net Funds Cap Carryover Amount                      0.00
Class B Net Funds Cap Carryover Amount                        0.00
Ending Net Funds Cap Carryover Reserve Account            10709.78



SEC. 5.03 (xxix)
                  Principal              Payment of previous
                  Write-Down Amount      Write-Down Amount
     Class M-1           0.00                   0.00
     Class M-2           0.00                   0.00
     Class B             0.00                   0.00




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     LEHMAN ABS CORPORATION
WMC MORTGAGE LOAN PASS-THROUGH CERTIFICATES
     SERIES 1998-1

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: August 31, 1999